BRINKER CAPITAL DESTINATIONS TRUST (“TRUST”)

SUPPLEMENT DATED MARCH 9, 2018,

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 20, 2017 (“SAI”)

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The SAI is hereby amended and supplemented to reflect the resignation of John E. Coyne, III as the Interested Trustee, as of December 31, 2017; the election of Noreen D. Beaman as Interested Trustee, as of March 8, 2018; the election of Donna Marley as Chief Operating Officer, as of April 20, 2017; and the election of Timothy Holland as Investment Officer, as of June 7, 2017.

Effective March 9, 2018, the information about Mr. Coyne in the embedded table in the Trustees and Officers of the Trust section on page 30 of the SAI is hereby deleted and replaced with the following information about Ms. Beaman:

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INTERESTED TRUSTEE

Noreen D. Beaman Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1964	Trustee and Chief Executive Officer	Since 2018	Chief Executive Officer of Brinker Capital, Inc. since 2012.	10	PIMCO RIA Advisory Board, MMI Board of Governors, MMI Leadership Pathway, Envestnet Institute Women In Wealth; St. Peter’s University Board of Trustees (2014 to 2017)

In addition, effective March 9, 2018, the following information about Ms. Marley and Mr. Holland is hereby added to the embedded table in the Trustees and Officers of the Trust section on page 31 of the SAI:

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Donna Marley Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1955	Chief Operating Officer	Since April 2017	Senior Vice President of Funds, Brinker Capital, Inc. since 2017; Executive Director, Morgan Stanley (2009-2017)

Timothy Holland, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1969	Investment Officer	Since June 2017

Senior Vice President and Global Investment Strategist of Brinker Capital, Inc. since

2017; Co-Head US Sub

Advisory of Pictet Asset

Management in 2016;

Portfolio Manager and

Partner of TAMRO Capital

Partners from 2005 to 2016.

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Furthermore, effective March 9, 2018, the information about Mr. Coyne in the embedded table in the Trustees Compensation section on page 32 of the SAI is hereby deleted and replaced with the information set forth below, and the following information about Ms. Beaman is hereby added:

Name of Person, Position	Estimated Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund Complex*
John E. Coyne, III**	$0	$0	None	$0
Noreen D. Beaman***	$0	$0	None	$0

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.
**	John E. Coyne, III was the Interested Trustee of the Trust until December 31, 2017.
***	Noreen D. Beaman became the Interested Trustee on March 8, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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